PROSPECTUS JANUARY 10, 2005

AS REVISED JUNE 4, 2005 AND SEPTEMBER 3, 2005

AXA ENTERPRISE MULTIMANAGER

FUNDS TRUST

AXA Enterprise Allocation Funds

AXA Enterprise Conservative Allocation Fund

AXA Enterprise Moderate Allocation Fund

AXA Enterprise Moderate-Plus Allocation Fund

AXA Enterprise Aggressive Allocation Fund

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Enterprise Multimanager Funds Trust (“Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A, Class B, Class C and Class Y shares of the Trust’s four (4) AXA Enterprise Allocation Funds (“Allocation Funds”). Each fund is a non-diversified fund. The Allocation Funds are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each Allocation Fund, including investment objective, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each Allocation Fund may be changed without a shareholder vote.

The investment manager to the Allocation Funds is AXA Equitable Life Insurance Company (“AXA Equitable”). Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The distributor for each Allocation Fund is Enterprise Fund Distributors, Inc. (the “Distributor”).

Other than the AXA Moderate-Plus Allocation Fund, each of the other Allocation Funds were recently organized and have no operating history or performance information prior to the original date of this prospectus. Performance of the funds will vary over time.

An investment in an Allocation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

Table of

THE ALLOCATION FUNDS AT A GLANCE

The Allocation Funds are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Allocation Funds based on their risk tolerance, investment time horizons and personal investment goals.

There are four Allocation Funds — AXA Enterprise Conservative Allocation Fund (“Conservative Allocation Fund”), AXA Enterprise Moderate Allocation Fund (“Moderate Allocation Fund”), AXA Enterprise Moderate-Plus Allocation Fund (“Moderate-Plus Allocation Fund”) and AXA Enterprise Aggressive Allocation Fund (“Aggressive Allocation Fund”). Each Allocation Fund pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Funds”) managed by AXA Equitable or Enterprise Capital Management, Inc. (“Enterprise Capital”), which is an affiliate of AXA Equitable. The chart below illustrates each Allocation Fund according to its relative emphasis on seeking income and seeking growth of capital:

Allocation Fund	Income	Growth of Capital
Conservative Allocation Fund	High	Low
Moderate Allocation Fund	Medium	Medium to High
Moderate-Plus Allocation Fund	Low	Medium to High
Aggressive Allocation Fund	Low	High

AXA Equitable, under the oversight of the Trust’s Board of Trustees (the “Board”), has established an asset allocation target for each Allocation Fund. This target is the approximate percentage of each fund’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Funds in which the fund invests. Subject to this asset allocation target, AXA Equitable also has established target investment percentages for each asset category in which an Allocation Fund invests. Each target investment percentage is an approximate percentage of a fund’s assets that is invested in a particular asset category through investments in Underlying Funds whose individual securities holdings fall within such asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

AXA Equitable establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Funds in which to invest proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Funds, as well as its outlook for the economy and financial markets. AXA Equitable may add new Underlying Funds or replace existing Underlying Funds. The following chart describes the current and anticipated allocation among the asset classes and asset categories for each Allocation Fund.

	Conservative Allocation	Moderate Allocation	Moderate- Plus Allocation	Aggressive Allocation
Range of Equities*	20%	50%	70%	90%
• International	0%	0%	20%	25%
• Large Cap	15%	35%	35%	45%
• Small/Mid Cap	5%	15%	15%	20%
Range of Bonds*	80%	50%	30%	10%
• Investment Grade	75%	45%	30%	10%
• High Yield	5%	5%	0%	0%

Actual allocations can deviate from the amounts shown above by 15% for each asset class and each asset category. Each Allocation Fund also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each Allocation Fund may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the equity securities holdings or fixed income securities holdings of the Underlying Funds in which it invests. The Allocation Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance each Allocation Fund’s holdings as deemed necessary to bring the asset allocation of an Allocation Fund back into alignment with its target allocations. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Fund that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Funds that holds securities of a particular asset class or category whose minimum percentage has not been achieved.

In order to give you a better understanding of the types of Underlying Funds in which the AXA Allocation Funds currently may invest, the table below lists the Underlying Funds, divided by asset category based on each Underlying Fund’s primary security holdings. Each of the Underlying Funds is advised by AXA Equitable or Enterprise Capital and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. In this connection, the Manager’s selection of Underlying Funds may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an Allocation Fund, you will also indirectly bear the fees of the Underlying Funds, which include management and administration fees paid to AXA Equitable or Enterprise Capital, and in certain instances, advisory fees paid by AXA Equitable or Enterprise Capital to their affiliates. The Allocation Funds will purchase Class Y shares of the Underlying Funds, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

Investment Grade Bond	High Yield Bond
AXA Enterprise Multimanager Core Bond Fund	AXA Enterprise High-Yield Bond Fund
AXA Enterprise Government Securities Fund	Small/Mid Cap Equities
AXA Enterprise Short Duration Bond Fund	AXA Enterprise Multimanager Mid Cap Growth Fund
AXA Enterprise Money Market Fund	AXA Enterprise Multimanager Mid Cap Value Fund
Large Cap Equities	AXA Enterprise Small Company Growth Fund
AXA Enterprise Multimanager Growth Fund	AXA Enterprise Small Company Value Fund
AXA Enterprise Multimanager Core Equity Fund	International Equities
AXA Enterprise Multimanager Value Fund	AXA Enterprise Multimanager International Equity Fund
AXA Enterprise Capital Appreciation Fund	AXA Enterprise International Growth Fund
AXA Enterprise Deep Value Fund
AXA Enterprise Equity Fund
AXA Enterprise Equity Income Fund
AXA Enterprise Growth Fund
AXA Enterprise Growth and Income Fund
AXA Enterprise Multi-Cap Growth Fund

Please note that you may invest directly in the Underlying Funds and that, as an investor in any of the Allocation Funds, you will bear both the expenses of the particular Allocation Fund as well as the indirect expenses associated with the Underlying Funds. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Funds of an Allocation Fund instead of in the Allocation Fund itself. An investor who chooses to invest directly in the Underlying Funds would not, however, receive the asset allocation and rebalancing services provided by AXA Equitable.

AXA ENTERPRISE CONSERVATIVE ALLOCATION FUND

Manager:	AXA Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This fund invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Funds. Subject to this asset allocation target, the fund generally invests its assets in a combination of Underlying Funds that would result in the fund being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	0%
Large Cap Equity Securities	15%
Small/Mid Cap Equity Securities	5%
Investment Grade Bonds	75%
High Yield Bonds	5%

Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by 15% of the fund’s assets.

This fund is managed so that it can serve as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the fund. AXA Equitable has based the target investment percentages for the fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the fund’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Funds in which the fund invests.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Risks Associated with Underlying Funds — Since the fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the fund. To the extent the fund invests in Underlying Funds that invest primarily in equity securities, the performance of the fund will be subject to the rules of investing in equity securities. To the extent the fund invests in Underlying Funds that invest primarily in fixed income securities, the performance of the fund will be subject to the rules of investing in fixed income securities, which may include non-investment grade securities.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Funds, and its allocation and reallocation of fund assets among the Underlying Funds, may not produce the desired results.

•	Market Risk — The Underlying Funds’ share prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The fund is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the fund’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified fund. If the securities in which the fund invests perform poorly, it could incur greater losses than it would have had the fund been invested in a greater number of securities. For the Allocation Funds, this risk is limited because each fund invests its assets in the Underlying Funds, each of which generally has diversified holdings.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

AXA ENTERPRISE MODERATE ALLOCATION FUND

Manager:	AXA Equitable

Key Characteristics:

•	Diversification provided by balance of underlying funds investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This fund invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Funds. Subject to this asset allocation target, the fund generally invests its assets in a combination of Underlying Funds that would result in the fund being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	0%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	45%
High Yield Bonds	5%

Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by 15% of the fund’s assets.

This fund is managed so that it can serve as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the fund. AXA Equitable has based the target investment percentages for the fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the fund’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Funds in which the fund invests.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Risks Associated with Underlying Funds — Since the fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the fund invests in Underlying Funds that invest primarily in equity securities, the performance of the fund will be subject to the rules of investing in equity securities. To the extent the fund invests in Underlying Funds that invest primarily in fixed income securities, the performance of the fund will be subject to the rules of investing in fixed income securities, which may include non-investment grade securities.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Funds, and its allocation and reallocation of fund assets among the Underlying Funds, may not produce the desired results.

•	Market Risk — The Underlying Funds’ share prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The fund is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the fund’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified fund. If the securities in which the fund invests perform poorly, the fund could incur greater losses than it would have had it been invested in a greater number of securities. For the Allocation Funds, this risk is limited because each fund invests its assets in the Underlying Funds, each of which generally has diversified holdings.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

AXA ENTERPRISE MODERATE-PLUS ALLOCATION FUND

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification through underlying funds

Investment Goal

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Principal Investment Strategies

This fund invests approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments through investments in Underlying Funds. Subject to this asset allocation target, the fund generally invests its assets in a combination of Underlying Funds that would result in the fund being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	20%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	30%
High Yield Bonds	0%

Actual allocation between asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the fund’s assets.

This fund is managed so that it can serve as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the fund. AXA Equitable has based the target investment percentages for the fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the fund’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Funds in which the fund invests.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Risks Associated with Underlying Funds — Since the fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the fund. To the extent the fund invests in Underlying Funds that invest primarily in equity securities, the performance of the fund will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, foreign investment and emerging markets risk, portfolio management risk and sub-adviser selection risk. To the extent the fund invests in Underlying Funds that invest primarily in fixed income securities, the performance of the fund will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk, portfolio management risk and sub-adviser selection risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Funds, and its allocation and reallocation of fund assets among the Underlying Funds, may not produce the desired results.

•	Market Risk — The Underlying Funds’ share prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The fund is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the fund’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified fund. If the securities in which the fund invests perform poorly, it could incur greater losses than it would have had it been invested in a greater number of securities. For the Moderate-Plus Allocation Fund, this risk is limited because the fund invests its assets in the Underlying Funds, each of which generally has diversified holdings.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown.

The fund’s performance shown below is the performance of its predecessor registered investment company, the Enterprise Managed Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which was a separate investment company managed by Enterprise Capital, and assumed its operating history and performance record.

Past performance (before and after taxes) is not an indication of future performance. This may be particularly true for this fund because its predecessor had a different investment objective and invested directly in equity and debt securities, while the fund invests substantially all of its assets in other mutual funds that emphasize either equity or debt investments. If the predecessor fund had invested in other mutual funds instead of investing directly in equity and debt securities, the performance of the predecessor fund may have been different.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is July 5, 1995. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Calendar Year Annual Total Returns (Class Y)

Best quarter (% and time period)	Worst quarter (% and time period)
13.55% (1997 2nd Quarter )	–16.38% (2001 3rd Quarter )

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares. Please note, as described above that these sections represent the performance of the fund’s predecessor which had a somewhat different investment objective and sought to achieve the objective by investing directly in equity and debt securities rather than by investing in other investment companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Return (For the period ended December 31, 2004)	1 Year	5 Years	10 Years	Since Inception*
Class A—Return Before Taxes	2.99%	–2.99%	7.24%	6.88%
Return After Taxes on Distributions	2.70%	–3.60%	6.24%	5.89%
Return After Taxes on Distributions & Sales of Fund Shares	1.94%	–2.70%	5.98%	5.66%
Class B—Return Before Taxes	2.56%	–2.91%	N/A	5.92%
Return After Taxes on Distributions	2.46%	–3.43%	N/A	4.98%
Return After Taxes on Distributions & Sales of Fund Shares	1.66%	–2.57%	N/A	4.84%
Class C—Return Before Taxes	6.58%	–2.60%	N/A	1.96%
Return After Taxes on Distributions	6.48%	–3.12%	N/A	0.98%
Return After Taxes on Distributions & Sales of Fund Shares	4.28%	–2.31%	N/A	1.37%
Class Y—Return Before Taxes	8.73%	–1.62%	N/A	6.05%
Return After Taxes on Distributions	8.25%	–2.34%	N/A	4.87%
Return After Taxes on Distributions & Sales of Fund Shares	5.67%	–1.62%	N/A	4.78%
S&P 500 Index**	10.88%	–2.30%	12.07%	10.54%
*	The inception date for Class A is October 1, 1994, Class B is May 1, 1995, Class C is May 1, 1997 and Class Y is July 5, 1995. Performance reflects the average annual return for Class Y shares from July 5, 1995 to December 31, 2004 and the S&P 500 Index from July 5, 1995 to December 31, 2004. The average annual return since inception for the S&P 500 Index from October 1, 1994, May 1, 1995 and May 1, 1997, respectively, to December 31, 2004 is 11.76%, 11.11% and 7.20%.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmark.”

AXA ENTERPRISE AGGRESSIVE ALLOCATION FUND

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity funds

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This fund invests approximately 90% of its assets in equity investments and approximately 10% of its assets in fixed income investments through investments in Underlying Funds. Subject to this asset allocation target, the fund generally invests its assets in a combination of Underlying Funds that would result in the fund being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	25%
Large Cap Equity Securities	45%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	10%
High Yield Bonds	0%

Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by 15% of the fund’s assets.

This fund is managed so that it can serve as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the fund. AXA Equitable has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the fund’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Funds in which the fund invests.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Risks Associated with Underlying Funds — Since the fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the fund. To the extent the fund invests in Underlying Funds that invest primarily in equity securities, the performance of the fund will be subject to the rules of investing in equity securities. To the extent the fund invests in Underlying Funds that invest primarily in fixed income securities, the performance of the fund will be subject to the rules of investing in fixed income securities, which may include non-investment grade securities.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Funds, and its allocation and reallocation of fund assets among the Underlying Funds, may not produce the desired results.

•	Market Risk — The Underlying Funds’ share prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The fund is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the fund’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified fund. If the securities in which the fund invests perform poorly, the fund could incur greater losses than it would have had it been invested in a greater number of securities. For the Allocation Funds, this risk is limited because each fund invests its assets in the Underlying Funds, each of which generally has diversified holdings.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FEES AND EXPENSES OF THE ALLOCATION FUNDS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of each fund.

Shareholder Fees

(fees paid directly from your investment)

AXA Enterprise Conservative Allocation Fund, AXA Enterprise Moderate Allocation Fund, AXA Enterprise Moderate-Plus Allocation Fund and AXA Enterprise Aggressive Allocation Fund
	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%
Account Fee	*		*		*		*
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “Shareholder Account Information.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for Traditional IRAs, IRA rollovers, Coverdell IRAs or Roth IRAs) of Class A shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See “Shareholder Account Information.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Shareholder Account Information.”
[6]	If you redeem or exchange shares of a fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Shareholder Account Information.”

FUND FEES & EXPENSES

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	Conservative Allocation Fund
	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses*	0.56%	0.56%	0.56%	0.56%
Total operating expenses	1.21%	1.76%	1.76%	0.76%
Less fee waiver/expense reimbursement**	(0.46)%	(0.46)%	(0.46)%	(0.46)%
Net operating expenses***	0.75%	1.30%	1.30%	0.30%
	Moderate Allocation Fund
	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses*	0.56%	0.56%	0.56%	0.56%
Total operating expenses	1.21%	1.76%	1.76%	0.76%
Less fee waiver/expense reimbursement**	(0.46)%	(0.46)%	(0.46)%	(0.46)%
Net operating expenses***	0.75%	1.30%	1.30%	0.30%
	Moderate-Plus Allocation Fund
	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses*	0.56%	0.56%	0.56%	0.56%
Total operating expenses	1.21%	1.76%	1.76%	0.76%
Less fee waiver/expense reimbursement**	(0.53)%	(0.53)%	(0.53)%	(0.53)%
Net operating expenses***	0.75%	1.30%	1.30%	0.30%
	Aggressive Allocation Fund
	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses*	0.56%	0.56%	0.56%	0.56%
Total operating expenses	1.21%	1.76%	1.76%	0.76%
Less fee waiver/expense reimbursement**	(0.46)%	(0.46)%	(0.46)%	(0.46)%
Net operating expenses***	0.75%	1.30%	1.30%	0.30%
*	The “Other Expenses” of the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund are based on estimated amounts for the current fiscal period because the funds have no operating history prior to the date of the Prospectus. The “Other Expenses” of the Moderate-Plus Allocation Fund are based on expenses incurred by the fund’s predecessor restated to reflect current expenses.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its fees to limit the expenses of each fund through April 30, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after April 30, 2006. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement” in the Prospectus.
***	The funds invest in shares of Underlying Funds. Therefore, each fund will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Funds and the investment return of each fund will be reduced by each Underlying Fund’s expenses. As of the date of the Prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each fund’s investments in Underlying Funds is: Conservative Allocation Fund — 0.80% to 1.30%; Moderate Allocation Fund — 0.90% to 1.40%; Moderate-Plus Allocation Fund — 1.00% to 1.50% and the Aggressive Allocation Fund — 1.00% to 1.50%. Thus, the net operating expense ratio of the shares of each fund, including the fund’s direct and indirect expenses, is currently expected to range from: Conservative Allocation Fund — 1.55% to 2.05% for Class A shares, 2.10% to 2.60% for Class B shares, 2.10% to 2.60% for Class C shares, and 1.10% to 1.60% for Class Y shares; Moderate Allocation Fund — 1.65% to 2.15% for Class A shares, 2.20% to 2.70% for Class B shares, 2.20% to 2.70% for Class C shares, and 1.20% to 1.70% for Class Y shares; Moderate-Plus Allocation Fund — 1.75% to 2.25% for Class A shares, 2.30% to 2.80% for Class B shares, 2.30% to 2.80% for Class C shares, and 1.30% to 1.80% for Class Y shares; and Aggressive Allocation Fund — 1.75% to 2.25% for Class A shares, 2.30% to 2.80% for Class B shares, 2.30% to 2.80% for Class C shares, and 1.30% to 1.80% for Class Y shares, after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total operating expense ratio of the shares of each fund would range from: Conservative Allocation Fund — 2.01% to 2.51% for Class A shares, 2.56% to 3.06% for Class B shares, 2.56% to 3.06% for Class C shares, and 1.56% to 2.06% for Class Y shares; Moderate Allocation Fund — 2.11% to 2.61% for Class A shares, 2.66% to 3.16% for Class B shares, 2.66% to 3.16% for Class C shares and 1.66% to 2.16% for Class Y shares; Moderate-Plus Allocation Fund — 2.21% to 2.71% for Class A shares, 2.76% to 3.26% for Class B shares, 2.76% to 3.26% for Class C shares, and 1.76% to 2.26 for Class Y shares; and Aggressive Allocation Fund — 2.21% to 2.71% for Class A shares, 2.76% to 3.26% for Class B shares, 2.76% to 3.26% for Class C shares, and 1.76% to 2.26% for Class Y shares. This information is based on a weighted-average range of the expense ratios since the average assets of each fund invested in Underlying Funds will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by investing directly in the Underlying Funds.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds. It does not show certain indirect costs of investing, including the costs of the Underlying Funds.

The example assumes that:

•	You invest $10,000 in a fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation agreement currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the funds. Actual expenses may be higher or lower than those shown. This example does not reflect the fees and expenses of the Underlying Funds. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Conservative Allocation Fund
	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$548	$632	$132	$232	$132	$31
3 years	$797	$909	$509	$509	$509	$197
	Moderate Allocation Fund
	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$548	$632	$132	$232	$132	$31
3 years	$797	$909	$509	$509	$509	$197
	Moderate-Plus Allocation Fund
	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$548	$632	$132	$232	$132	$31
3 years	$812	$9,249	$524	$524	$524	$212
5 years	$1,095	$1,141	$941	$941	$941	$408
10 years	$1,902	$1,960	$1,960	$2,104	$2,104	$976
	Aggressive Allocation Fund
	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$548	$632	$132	$232	$132	$31
3 years	$797	$909	$509	$509	$509	$197
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each fund follows a distinct set of investment strategies. To the extent a fund invests in Underlying Funds that invest primarily in equity securities, the performance of the fund will be subject to the risks of investing in equity securities. To the extent a fund invests in Underlying Funds that invest primarily in fixed income securities, the performance of the fund will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities.

The funds also may hold cash or cash equivalents (instead of being allocated to an Underlying Fund) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a fund take this action, it may not achieve its investment objective. The funds also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Funds have principal investment strategies that come with inherent risks. Certain Underlying Funds may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Fund’s principal risks are described in more detail in the Underlying Fund’s prospectus.

Risks of Equity Investments

Each fund may invest a portion of its assets in Underlying Funds that emphasize investments in equity securities. Therefore, as an investor in a fund, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation, Moderate-Plus and Moderate Allocation Funds will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation Fund. The risks of investing in equity securities include:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Fund’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers to the Underlying Funds may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Fund. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Underlying Fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Funds’ sub-advisers and their securities selections fail to produce the intended results.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain or loss, which can create adverse tax results on shareholders. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss, which, unlike long-term capital gain, is taxable to individuals at the same rates as ordinary income.

•

Small- and Mid-Capitalization Risk — There may be an increased risk for Underlying Funds that invest in small and mid-capitalization companies because the common stocks of these companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that the process for selecting or replacing a sub-adviser for an Underlying Fund and the decision to select or replace a sub-adviser does not produce the intended result.

Risks of Fixed Income Investments

Each fund may invest a portion of its assets in Underlying Funds that invest primarily in debt securities. Therefore, as an investor in a fund, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Fund’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Conservative Allocation Fund will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation and M oderate Allocation Funds. The risks of investing in fixed income securities include:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — An Underlying Fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and fund management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Fund’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

•	Investment Grade Securities Risk — Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. An Underlying Fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An Underlying Fund’s investment in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to an Underlying Fund.

•	Lower Rated Securities Risk (a.k.a. Below Investment Grade Securities Risk) — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•	Mortgage-Backed and Asset-Backed Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage- related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by an Underlying Fund’s sub-adviser and its securities selections fail to produce the intended results.

•	Sub-Adviser Selection Risk — The risk that the process for selecting or replacing a sub-adviser for an Underlying Fund and the decision to select or replace a sub-adviser does not produce the intended result.

INFORMATION REGARDING THE UNDERLYING FUNDS

The following is additional information regarding the Underlying Funds. If you would like more information about the Underlying Funds, the Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the Funds at:

AXA Enterprise Funds Trust

AXA Enterprise Multimanager Funds Trust

The Enterprise Group of Funds, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, GA 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Fund and Sub-advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
AXA Enterprise Multimanager Core Bond Fund Sub-advisers: BlackRock Advisors, Inc. Pacific Investment Management Company LLC	Seeks a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Fund may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index.

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing Risk

•   Interest Rate Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Lower-Rated Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

AXA Enterprise Government Securities Fund Sub-adviser: TCW Investment Management Company	Seeks current income and safety of principal.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Sub-adviser generally seeks to maintain a duration within 1.5 years of that of the Lehman Brothers Mortgage Index, which had a duration of approximately 3.42 years as of March 31, 2005.	• Interest Rate Risk • Mortgage-Backed and Asset-Backed Securities Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund and Sub-advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Short Duration Bond Fund Sub-adviser: Boston Advisors, Inc.	Seeks current income with reduced volatility of principal.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. The Fund seeks to maintain a high level of share price stability by keeping the average duration of the overall portfolio between one year and three years.

•  Credit/Default Risk

•  Derivatives Risk

•  Foreign Investing and Emerging Markets Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Issuer-Specific Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Sub-Adviser Selection Risk

AXA Enterprise Money Market Fund Sub-adviser: J.P. Morgan Investment Management Inc.	Seeks highest possible level of current income consistent with preservation of capital and liquidity.	Under normal circumstances, the Fund intends to invest only in short-term, high quality dollar denominated securities. The Sub-adviser will actively manage the Fund’s average maturity based on current interest rates and its outlook on the market.	• Credit/Default Risk • Interest Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
LARGE CAP EQUITIES
AXA Enterprise Multimanager Growth Fund Sub-advisers: Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. The Sub-advisers use an investment style that emphasizes companies with strong earnings growth.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Enterprise Multimanager Core Equity Fund Sub-advisers: Alliance Capital Management L.P. (Bernstein Unit) Janus Capital Management LLC Thornburg Investment Management, Inc.	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. The Sub-advisers generally choose investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both.	• Equity Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund and Sub-advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Multimanager Value Fund Sub-advisers: Alliance Capital Management L.P. Institutional Capital Corporation MFS Investment Management	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. The Sub-advisers use an investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Enterprise Capital Appreciation Fund Sub-adviser: Marsico Capital Management, LLC	Seeks maximum capital appreciation.	Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies that the Sub-adviser selects for their growth potential. The Fund will normally hold a core position of between 35 and 50 common stocks.

•   Equity Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Small and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

AXA Enterprise Deep Value Fund Sub-adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.	Seeks total return through capital appreciation with income as a secondary consideration.	Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies that the Sub-adviser believes are undervalued. The Sub-adviser will utilize a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Small and Mid- Capitalization Risk

•   Sub-Adviser Selection Risk

AXA Enterprise Equity Fund Sub-adviser: TCW Investment Management Company	Seeks long-term capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund intends to invest primarily in the equity securities of U.S. large capitalization companies that meet the Sub-adviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Small and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund and Sub-advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Equity Income Fund Sub-adviser: Boston Advisors, Inc.	Seeks above average and consistent total return through a combination of growth and income investing.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. The Sub-adviser focuses primarily on companies that offer the potential for capital appreciation combined with an above market level of dividend income.	• Equity Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small and Mid-Capitalization Risk • Sub-Adviser Selection Risk
AXA Enterprise Growth Fund Sub-adviser: Montag & Caldwell, Inc.	Seeks capital appreciation.	Under normal circumstances, the Fund invests primarily in equity securities of U.S. large capitalization companies. The Sub-adviser utilizes a “growth at a reasonable price” investment approach that combines growth and value style investing.	• Equity Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small and Mid-Capitalization Risk • Sub-Adviser Selection Risk
AXA Enterprise Growth and Income Fund Sub-adviser: UBS Global Asset Management (Americas) Inc.	Seeks total return through capital appreciation with income as a secondary consideration.	Under normal circumstances, the Fund intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. The Sub-adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the sub-adviser’s assessment of what the security is worth) and its market price, with the aim of constructing a portfolio of stocks with attractive price and value characteristics.	• Equity Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small and Mid-Capitalization Risk • Sub-Adviser Selection Risk
AXA Enterprise Multi-Cap Growth Fund Sub-adviser: Montag & Caldwell, Inc.	Seeks capital appreciation.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. large capitalization companies.

The Sub-adviser utilizes a “growth at a reasonable price” investment approach that combines growth and value style investing.

• Equity Risk • Issuer Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small and Mid- Capitalization Risk • Sub-Adviser Selection Risk

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund and Sub-advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
HIGH YIELD BOND
AXA Enterprise High-Yield Bond Fund Sub-adviser: Caywood-Scholl Capital Management	Seeks maximum current income.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are rated below investment grade. The Sub-adviser is not required to maintain the Fund’s duration within any particular range and actively manages the Fund’s duration based on the Sub-adviser’s view of the market and interest rates.

•   Below Investment Grade Securities Risk

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Interest Rate Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

SMALL/MID CAP EQUITIES
AXA Enterprise Multimanager Mid Cap Growth Fund Sub-advisers: Alliance Capital Management L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. The Sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Mid-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Enterprise Multimanager Mid Cap Value Fund Sub-advisers: AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. The Sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Mid-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund and Sub-advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Small Company Growth Fund Sub-adviser: Eagle Asset Management, Inc.	Seeks capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. The Sub-adviser utilizes an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Portfolio Management Risk • Small-Capitalization Risk • Sub-Adviser Selection Risk
AXA Enterprise Small Company Value Fund Sub-adviser: GAMCO Investors, Inc.	Seeks maximum capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. The Sub-adviser will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Portfolio Management Risk • Small-Capitalization Risk • Sub-Adviser Selection Risk
INTERNATIONAL EQUITIES
AXA Enterprise Multimanager International Equity Fund Sub-advisers: Alliance Capital Management L.P. (Bernstein Unit) J.P. Morgan Investment Management Inc. Marsico Capital Management, LLC	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies.	• Currency Risk • Equity Risk • Foreign Investing and Emerging Markets Risk • Issuer-Specific Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Enterprise International Growth Fund Sub-adviser: Walter Scott & Partners Limited	Seeks capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Sub-adviser believes are undervalued.

•   Currency Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Small and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

MANAGEMENT TEAM

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each Allocation Fund. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the Allocation Funds. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each Allocation Fund and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each Allocation Fund, AXA Equitable will periodically establish specific percentage targets for each asset class and each Underlying Fund to be held by an Allocation Fund using AXA Equitable’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Funds, as well as its outlook for the economy and financial markets. AXA Equitable also will rebalance each fund’s holdings as deemed necessary to bring the asset allocation of a fund back into alignment with its asset allocation range.

A committee of AXA FMG investment personnel manages each Allocation Fund.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski

Mr. Kozlowksi has served as Vice President of AXA Financial from February 2001 to present. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s Allocation Funds since 2003.

Kenneth B. Beitler	Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s Allocation Funds since 2003.

Information about each committee member’s compensation, other accounts they manage and their ownership of securities in the funds is available in the Trust’s Statement of Additional Information.

A discussion regarding the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable is available in the Trust’s Statement of Additional Information.

Management Fees

Each fund pays a fee to AXA Equitable for management services at an annual rate of 0.20% of the average daily net assets of each fund. AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; fund accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Allocation Fund pays AXA Equitable a fee at an annual rate of 0.15% of the Allocation Fund’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Fund, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Funds and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a fund.

Expense Limitation Agreement

In the interest of limiting until April 30, 2006 the expenses of each Allocation Fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the Allocation Funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Allocation Fund’s business), are limited to 0.75% for Class A shares, 1.30% for Class B shares, 1.30% for Class C shares, and 0.30% for Class Y shares.

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments made, the fund will be charged such lower expenses.

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Selecting a Share Class

Each fund offers four classes of shares through this prospectus: Class A, B, C and Y shares. Each class of shares has its own sales charge and expense structure, which allows you to choose the class of shares best suited to your investment needs. When choosing your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which class is right for you.

The table below summarizes the key features of each class of shares. They are described in more detail below.

	Class A	Class B	Class C	Class Y
Availability?	Generally available through most investment dealers.	Available only to investors purchasing less than $100,000.	Available only to investors purchasing less than $1,000,000.	Available only to certain types of investors purchasing $1,000,000 or more.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.
Contingent Deferred Sales Charge (“CDSC”)?	No. (However, we will charge a CDSC if you sell within one year of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million or $100,000, in the case of certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code or participants of such plans, or $500,000, in the case of Traditional IRAs, IRA rollovers, Coverdell IRAs or Roth IRAs.)	Yes. Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	Yes. Payable if you redeem your shares within one year of purchase.	No.
Distribution and Service Fees?	0.45% distribution and service fee.	0.75% distribution fee and 0.25% service fee.	0.75% distribution fee and 0.25% service fee.	No.
Conversion to Class A shares?	(Not applicable.)	Yes, automatically after eight years.	No.	No.

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If you redeem or exchange shares of a fund after holding them one month or less, a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. Please refer to Transaction and Account Policies for more detail.

Compensation to Securities Dealers and Other Financial Intermediaries

The funds are distributed by Enterprise Fund Distributors, Inc. (the “Distributor). As noted in the Prospectus, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds, on behalf of Class A, Class B and Class C shares, pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled “Shareholder Account Information.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers when they sell Class B and Class C shares at a rate equal to or in excess of the amounts the dealers receive for sales of Class A shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meeting with wholesale and retail sales personnel designed to promote the distribution of shares. Because these distribution fees are paid out of the funds’ assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more over time than paying the front-end sales charge on Class A shares.

In addition to the sales charges paid by investors and the distribution and service fees paid by the funds, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates such as The Advest Group Inc., who sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the fund shares attributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by AXA Equitable or the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the funds as shown under the heading “Fund Fees and Expenses.”

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other specified services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients

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consider or select an AXA Enterprise fund for investment purposes, including those that may include one or more AXA Enterprise funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the funds and/or the Distributor may pay fees to financial intermediaries for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). The subaccounting fees the funds pay are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the intermediaries provide services, the fees will increase with the success of the intermediaries’ sales activities.

The funds’ portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the funds and the sale of such shares is not considered as a factor in the selection of broker-dealers to execute the funds’ portfolio transactions. The sub-advisers place each fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the fund. To the extent that a sub-adviser determines that a Dealer can provide a fund with the best net results, the sub-adviser may place the fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the fund.

If you hold shares through a brokerage account, your broker/dealer may charge you a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by the individual dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker/dealer will provide you with specific information about any processing or servicing fees you will be charged.

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Class A Shares — Initial Sales Charge Option

If you select Class A shares of any fund, you will pay a sales charge at the time of purchase. The price that you pay when you purchase Class A shares (the “offering price”) is their net asset value plus a sales charge. No initial sales charge applies to Class A shares that you receive through reinvestment of dividends or distributions. The sales charges applicable to Class A shares for all funds are based on the following schedule:

Your Investment[1]	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price[2]
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999[3]	3.75%	3.90%	3.00%
$250,000 up to $499,999[3]	2.50%	2.56%	2.00%
$500,000 up to $999,999[3]	2.00%	2.04%	1.50%
$1,000,000 and up3	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.

[1]	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.
[2]	The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described above.
[3]	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell IRAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the entire plan or you redeem shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%.

If you purchase Class A shares of any fund, you will also pay distribution fees of 0.20% and service fees at an annual rate of 0.25% of the average daily net assets each year pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act.

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Class B Shares — CDSC Option

If you select Class B shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years of purchase, you will be required to pay a CDSC, which will be deducted from your redemption proceeds. If you own Class B shares of a fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act. Because these fees are paid from the funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributors use the money that they receive from the CDSC and the distribution fees to reimburse their expenses of providing distribution-related services to the funds.

The funds will not accept single purchase orders for Class B shares over $100,000.

The Class B CDSC gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase Order Was Accepted	Applicable Class B Contingent Deferred Sales Charge
One year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Class C — CDSC Option

If you select Class C shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class C shares within one year of purchase, you will be required to pay a CDSC of 1.00% which will be deducted from your redemption proceeds. If you own Class C shares of a fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act. Because these fees are paid from the funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributors use the money that they receive from the CDSC and the distribution fees to reimburse their expenses of providing distribution-related services to the funds.

The funds will not accept single purchase orders for Class C shares over $1,000,000.

Class Y Shares

Each fund offers Class Y shares through this prospectus for the minimum initial purchase amount of $1,000,000. Class Y shares do not bear a sales charge, distribution or service fee. Class Y shares are offered exclusively for sale to a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization, investment company registered under the 1940 Act, certain wrap account clients of broker-dealers, employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee, present or former trustee of the Trust or their spouse or minor child or any trust, IRA or retirement plan account for the benefit of any such person or relative, or other financial institutional buyers.

Determination of the CDSC

Each applicable CDSC will be determined using the original purchase cost or current market value of the shares being redeemed, whichever is less. There is no CDSC imposed upon the redemption of reinvested dividends or distributions. Moreover, no CDSC will be charged upon the exchange of shares from one fund into another. In determining whether a CDSC is payable, we assume that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

The following example illustrates the calculation of a CDSC. Assume that you make a single purchase of $10,000 of a fund’s Class B shares at a price of $10 per share. Sixteen months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000; the current price per share is $11. If you then redeem $5,500 in share values (500 shares), the CDSC would apply only to $4,000. That figure is arrived at by taking the entire redemption amount ($5,500) minus the reinvested dividends ($1,000), minus the appreciation per share redeemed ($1 per share multiplied by the number of shares redeemed — $500). The charge would be at a rate of 4% ($160) because it was in the second year after the purchase was made.

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Class A Initial Sales Charge Reductions and Waivers

You may qualify for a reduction or waiver of the Class A initial sales charge, but you or your financial advisor must provide us with certain information at the time of purchase in order to take advantage of such reductions or waivers.

There are a number of ways you can lower your initial sales charge on purchases of Class A shares, including:

•	Letter of Intent. You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table above. The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application.

•	Rights of Accumulation. You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table above. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee or, pooled and similar accounts, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

The following individuals and institutions may purchase Class A shares without an initial sales charge:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with the funds’ distributors;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributors that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

CDSC Waivers

Your CDSC will be waived in connection with:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by certain plans, including participant-directed retirement plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), Individual Retirement Accounts (IRA) under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans.

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum.

•	Redemption of shares of a shareholder (including a registered joint owner) who has died.

•	Redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being sold becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

•	Redemptions under a fund’s systematic withdrawal plan up to an annual maximum of 10% of the net asset value of the account (only for Class B shares).

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•	Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½.

•	Required minimum distributions from an IRA.

Conversion of Class B Shares

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Reinstatement Privilege

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. The return of a CDSC may affect determination of gain or loss relating to the original sale transaction for federal income tax purposes. The fund may modify or terminate the reinstatement privilege at any time.

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Purchasing, Redeeming and Exchanging Shares

The charts below summarize how to purchase, redeem and exchange shares of the funds.

How to Purchase Shares	Important Information about Purchasing Shares
Important Information about Procedures for Opening a New Account	To conform to new regulations of the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.
Select the fund and the share class appropriate for you	Be sure to read this prospectus carefully.
Determine how much you would like to invest

The minimum initial investment for the funds (except Class Y shares of the funds) is $2,000 for each fund except for:

•  Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•  Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each fund.

•  Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•  529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction)

•  Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•  Corporate retirement plans, such as 401(k) and 403(b) plans

In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Have your securities dealer submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is received by the AXA Enterprise Shareholder Services Division of the fund’s transfer agent, Boston Financial Data Services, Inc., (the “Transfer Agent”). All purchases made by check should be in U.S. dollars and made payable to AXA Enterprise Multimanager Funds Trust, or in the case of a retirement account, the custodian or trustee. Third-party checks and money orders will not be accepted.

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How to Purchase Shares	Important Information about Purchasing Shares
Receive Sales Load Discount or Waiver	There are special purchase plans and arrangements that may allow you to reduce or eliminate any applicable sales charges. See “Class A Initial Sales Charge Reductions and Waivers,” “CDSC Waivers,” and “Reinstatement Privilege” above for more information.
Acquire additional shares through the Automatic Reinvestment Plan	Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge. This does not apply to Money Market Fund dividends invested in another fund.
Participate in the Automatic Bank Draft Plan	Your bank account may be debited monthly for automatic investment into one or more of the funds for each class (other than Class Y).
Acquire Additional Shares through the Automatic Purchase Plan	If you have your bank account linked to your AXA Enterprise account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.
Participate in the Automatic Dollar Cost Averaging Plan	You may have your shares automatically invested on a monthly basis into the same class of one or more of the funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another AXA Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum investment requirements of $1,000,000.
Participate in a Retirement Plan	You may use shares of the funds to establish a Profit Sharing Plan, Money Purchase Plan, Traditional IRA, Roth IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a fund and other investment plans which have been approved by the Internal Revenue Service. The Distributors pay the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please contact your financial advisor or AXA Enterprise at 1-800-432-4320.

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How to Redeem Your Shares	Important Information about Redeeming Shares
Have your investment dealer submit your redemption order	The redemption price of your shares is based on the next calculation of net asset value after your order is received.
Call the Transfer Agent at 1-800-368-3527

You may redeem your shares by telephone if you have authorized this service. If you make a telephone redemption request, you must furnish:

•  the name and address of record of the registered owner,

•  the account number and tax ID number,

•  the amount to be redeemed, and

•  the name of the person making the request.

Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise account, you can have the proceeds sent via the ACH system to your bank. Provided you call by 4:00 p.m. Eastern Standard Time, you will receive the closing price of the day that you call, and the money will be sent to your bank account within one to five days.

Write the Transfer Agent at: AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

You may redeem your shares by sending in a written request. If you own share certificates, they must accompany the written request. You must obtain a signature guarantee if:

•  the total redemption proceeds exceed $50,000,

•  the proceeds are to be sent to an address other than the address of record, or

•  the proceeds are to be sent to a person other than the registered holder.

You can generally obtain a signature guarantee from the following sources:

•  a member firm of a domestic securities exchange;

•  a commercial bank;

•  a savings and loan association;

•  a credit union; or

•  a trust company.

Corporations, executors, administrators, trustees or guardians may need to include additional documentation with a request to redeem shares and a signature guarantee.

Payment of Proceeds In General	The funds normally will make payment of redemption proceeds within seven days after your request has been properly made and received. When purchases are made by check or periodic account investment, redemption proceeds may not be available until the investment being redeemed has been in the account for seven calendar days. The funds may suspend the redemption privilege or delay sending redemption proceeds for more than seven days during any period when the New York Stock Exchange is closed or an emergency warranting such action exists as determined by the SEC.

SHAREHOLDER ACCOUNT INFORMATION

How to Redeem Your Shares	Important Information about Redeeming Shares
Receipt of Proceeds By Wire	For a separate $10 charge, you may request that your redemption proceeds be wired. If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a signature guarantee is required. If you authorize the Transfer Agent to accept telephone wire requests, any authorized person may make such requests at 1-800-368-3527. However, on a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. If you have authorized expedited wire redemption, shares can be sold and the proceeds sent by federal wire transfer to previously designated bank accounts. Otherwise, proceeds normally will be sent to the designated bank account the following business day. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the Transfer Agent.
Participate in the Bank Purchase and Redemption Plan	You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.
Participate in a Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under a plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account.

Participate in a Systematic Withdrawal Plan (continued)	You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The funds will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The CDSC will be waived on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The funds may amend the terms of a systematic withdrawal plan on 30 days’ notice. You or the funds may terminate the plan at any time.

SHAREHOLDER ACCOUNT INFORMATION

How to Exchange Your Shares	Important Information about Exchanging Your Shares
Select the fund into which you want to exchange. Be sure to read the prospectus describing the fund into which you want to exchange

You can exchange your shares of a fund for the same class of shares of any other fund.

No CDSC will be charged upon the exchange of shares, but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other distributions and excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the fund by early redemptions that may disrupt effective management of the fund. It may be modified or discontinued at any time or from time to time. The fund will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date for shares held in your account.

If you are not subject to the minimum investment requirement of $1,000,000, and your exchange results in the opening of a new account in a fund, you are subject to the minimum investment requirement of $2,000. Original investments in the Money Market Fund which are transferred to other funds are considered purchases rather than exchanges.

Call the Transfer Agent at 1-800-368-3527

If you authorize the Transfer Agent to act upon telephone exchange requests, you or anyone who can provide the Transfer Agent with account registration information may exchange by telephone.

If you exchange your shares by telephone, you must furnish:

•  the name of the fund you are exchanging from,

•  the name and address of the registered owner,

•  the account number and tax i.d. number,

•  the dollar amount or number of shares to be exchanged,

•  the fund into which you are exchanging, and

•  the name of the person making the request.

Write the Transfer Agent at: AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

To exchange by letter, you must state:

the name of the fund you are exchanging from,

•  the account name(s) and address,

•  the account number,

•  the dollar amount or number of shares to be exchanged, and

•  the fund into which you are exchanging.

•  You must also sign your name(s) exactly as it appears on your account statement.

Log on to www.axaenterprise.com	To make an exchange, log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

TRANSACTION AND ACCOUNT POLICIES

Execution of Requests

The net asset value used in determining your purchase, redemption or exchange price is the one next calculated after your order is received by the fund. Price calculations will be based on trades placed in good order by the close of regular trading on each day the New York Stock Exchange is open. The Distributors or the fund may reject any order. From time to time, the funds may suspend the sale of shares. In such event, existing shareholders normally will be permitted to continue to purchase additional shares of the same class and to have dividends reinvested.

The funds normally pay redemption proceeds in cash. However, if a fund determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make payment of redemption proceeds wholly or partly in cash, the fund may pay the redemption price in securities (redemption in kind), in which case, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The funds have made an election that requires them to pay $250,000 of redemption proceeds in cash, subject to other restrictions as described in the Statement of Additional Information.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Frequent exchanges or purchases and redemptions of fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the funds. Excessive purchases and redemptions of shares of a fund may adversely affect fund performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Funds holding securities that trade in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and lower quality bonds, which could result in pricing inefficiencies.

AXA Equitable and the funds discourage frequent purchases and redemptions of fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in fund shares. As a general matter, each fund and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the fund’s other shareholders or would disrupt the management of the fund.

The Trust’s board has adopted certain procedures to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on our ability to monitor and detect potentially disruptive transfer activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

TRANSACTION AND ACCOUNT POLICIES

If AXA Equitable, on behalf of the Trust, determines that a shareholder’s transfer or purchase and redemption patterns among the Trust’s funds are disruptive to the Trust’s funds, it may, among other things, refuse or limit any purchase or exchange order. AXA Equitable may also refuse to act on transfer or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. AXA Equitable currently may consider transfers into and out of (or vice versa) a fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

In addition, when a shareholder redeems or exchanges shares of a fund (with the exceptions described below) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the funds will not be subject to the redemption fees:

1.	Shares purchased by the reinvestment of dividends or capital gain distributions;

2.	Shares redeemed or exchanged through an automatic, nondiscretionary rebalancing or asset reallocation program approved by AXA Equitable; and

3.	Shares redeemed by a fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage potentially disruptive trading activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer or purchase and redemption of fund shares and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Small Accounts

For accounts with balances under $1,500, an annual service charge of $35 per account registration per fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts. These exclusions apply only to accounts held directly with the fund.

If your account balance drops to $500 or less, a fund may close out your account and mail you the proceeds. You will always be given at least 45 days written notice to give you time to add to your account and avoid redeeming your shares.

How Fund Shares are Valued

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined in accordance with the following schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

TRANSACTION AND ACCOUNT POLICIES

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the fund or the Distributor.

•	Requests received by the Distributor or selected dealers and agents after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in “Shareholder Account Policies.”

Shares of the Underlying Funds held by the funds are valued at their net asset value. Generally, portfolio securities held by the Underlying Funds are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the fund’s board of trustees or directors at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a fund’s shares are not priced, the value of an Underlying Fund’s investments that includes such securities may change on days when shares of the Underlying Fund cannot be purchased or redeemed.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Investment company securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of the fund as described in the fund’s prospectus.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the fund’s board of trustees or directors.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short-term traders.

TRANSACTION AND ACCOUNT POLICIES

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact AXA Enterprise Funds in writing, contact your broker or call 1-800-368-3527.

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from the excess of net short-term capital gains over net long-term capital loss or net investment income are generally taxable at ordinary income rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of gains from investments that a fund owned for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009.

An exchange of shares for shares of another AXA Enterprise Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate. If you purchase shares of a fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in taxable income from a fund, you will receive a Form 1099 to help you report the prior calendar year’s distributions and redemption proceeds, if any, on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

DESCRIPTION OF BENCHMARK

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard & Poor’s to be representative of the larger capitalization portion of the U.S. Stock Market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

FINANCIAL HIGHLIGHTS

Enterprise Managed Fund

The following financial highlights table is intended to help you understand the Moderate-Plus Allocation Fund’s financial performance for the periods shown. The Moderate-Plus Allocation Fund was recently organized and has no operations or financial information of its own prior to the original date of this prospectus but is the successor to a similar investment company, as described above in the section entitled “Fund Performance.” The financial information in the tables below was derived from the predecessor fund’s financial statements, which were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report along with the financial statements of the predecessor fund, is included in the Annual Report for the predecessor fund (The Enterprise Group of Funds, Inc. Annual Report for the Fiscal Year Ended October 31, 2004). This information should be read in conjunction with the financial statements contained in the Annual Report for the predecessor fund, which are incorporated by reference into the Trust’s Statement of Additional Information and are available upon request.

The predecessor fund invested directly in a combination of equity and debt securities, while the Moderate-Plus Allocation Fund invests substantially all of its assets in securities of other mutual funds that, in turn, emphasize either equity or debt investments. In addition, the Moderate-Plus Allocation Fund’s operating expenses are expected to be materially different from those of the predecessor fund, as described above under “Fund Fees & Expenses.” Thus, the financial performance of the Moderate-Plus Allocation Fund will not be comparable in certain respects to that of its predecessor fund.

Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Managed Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.61		$5.54	$7.08	$8.03	$9.06	$9.26

Net Investment Income (Loss)E	0.03		0.04	0.01	(0.01)	0.06	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.08		1.09	(1.55)	(0.94)	(0.03)	0.61

Total from Investment Operations	0.11		1.13	(1.54)	(0.95)	0.03	0.67

Dividends from Net Investment Income	—		(0.06)	—	—	(0.07)	(0.06)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.06)	—	—	(1.06)	(0.87)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.72		$6.61	$5.54	$7.08	$8.03	$9.06

Total ReturnC	1.66	%B	20.35%	(21.75)%	(11.83)%	0.46%	7.40%
Net Assets End of Period (in thousands)	$61,415		$57,797	$47,471	$82,109	$104,057	$144,519
Ratio of Expenses to Average Net Assets	1.45	%A	1.45%	1.49%	1.50%	1.51%	1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.76	%A	1.78%	1.73%	1.58%	1.52%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.59	%A	0.67%	0.24%	(0.08)%	0.77%	0.60%
Portfolio Turnover Rate	53%		78%	88%	130%	22%	95%

FINANCIAL HIGHLIGHTS (cont’d)

Enterprise Managed Fund

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Managed Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.46		$5.42	$6.96	$7.93	$8.96	$9.17

Net Investment Income (Loss)E	0.00	F	0.01	(0.02)	(0.05)	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.08		1.05	(1.52)	(0.92)	(0.04)	0.61

Total from Investment Operations	0.08		1.06	(1.54)	(0.97)	(0.02)	0.61

Dividends from Net Investment Income	—		(0.02)	—	—	(0.02)	(0.01)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.02)	—	—	(1.01)	(0.82)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.54		$6.46	$5.42	$6.96	$7.93	$8.96

Total ReturnD	1.24	%B	19.59%	(22.13)%	(12.23)%	(0.12)%	6.75%
Net Assets End of Period (in thousands)	$53,200		$65,876	$61,098	$93,248	$111,848	$149,098
Ratio of Expenses to Average Net Assets	2.00	%A	2.00%	2.03%	2.05%	2.06%	2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.31	%A	2.33%	2.28%	2.13%	2.07%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04	%A	0.14%	(0.30)%	(0.63)%	0.23%	0.04%
Portfolio Turnover Rate	53%		78%	88%	130%	22%	95%

			Year Ended December 31,
Enterprise Managed Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$6.44		$5.41		$6.96		$7.93	$8.96	$9.09

Net Investment Income (Loss)E	0.00	F	0.01		(0.02)		(0.05)	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.08		1.05		(1.53)		(0.92)	(0.04)	0.68

Total from Investment Operations	0.08		1.06		(1.55)		(0.97)	(0.02)	0.68

Dividends from Net Investment Income	—		(0.03)		—		—	(0.02)	—
Distributions from Capital Gains	—		—		—		—	(0.99)	(0.81)

Total Distributions	—		(0.03)		—		—	(1.01)	(0.81)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$6.52		$6.44		$5.41		$6.96	$7.93	$8.96

Total ReturnD	1.24	%B	19.59	%C	(22.27	)%C	(12.23)%	(0.15)%	7.64%
Net Assets End of Period (in thousands)	$6,732		$6,149		$3,513		$5,597	$7,382	$9,957
Ratio of Expenses to Average Net Assets	2.00	%A	2.00%		2.04%		2.05%	2.06%	2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.31	%A	2.33%		2.28%		2.13%	2.07%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04	%A	0.09%		(0.31)%		(0.63)%	0.23%	0.05%
Portfolio Turnover Rate	53%		78%		88%		130%	22%	95%

FINANCIAL HIGHLIGHTS (cont’d)

Enterprise Managed Fund

			Year Ended December 31,
Enterprise Managed Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.65		$5.57	$7.10	$8.01	$9.05	$9.25

Net Investment Income (Loss)E	0.06		0.07	0.02	0.03	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.08		1.09	(1.55)	(0.94)	(0.04)	0.62

Total from Investment Operations	0.14		1.16	(1.53)	(0.91)	0.06	0.72

Dividends from Net Investment Income	—		(0.08)	—	—	(0.11)	(0.11)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.08)	—	—	(1.10)	(0.92)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.79		$6.65	$5.57	$7.10	$8.01	$9.05

Total Return	2.11	%B	20.91%	(21.55)%	(11.36)%	0.83%	7.94%
Net Assets End of Period (in thousands)	$381		$374	$172	$43,417	$54,761	$81,090
Ratio of Expenses to Average Net Assets	1.00	%A	1.00%	1.05%	1.05%	1.06%	1.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.31	%A	1.33%	1.20%	1.13%	1.07%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.04	%A	1.10%	0.28%	0.37%	1.23%	1.04%
Portfolio Turnover Rate	53%		78%	88%	130%	22%	95%

A.	Annualized.
B.	Not annualized.
C.	Total Return does not include one time front-end sales charge.
D.	Total Return does not include contingent deferred sales charge.
E.	Based on average shares outstanding.
F.	Less than $0.01 per share.

If you would like more information about the funds, the following document is available free upon request.

Statement of Additional Information (SAI) — Provides more detailed information about the funds, has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

Portfolio Holdings — A description of the funds’ policies and procedures with respect to the disclosure of a fund’s portfolio securities is available (i) in the funds’ SAI; and (ii) on the fund’s website.

To order a free copy of a fund’s SAI,

contact your financial professional, or the distributor at:

AXA Enterprise Multimanager Funds

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, GA 30326

Telephone: 800-432-4320

Internet: www.axaenterprise.com

Your financial professional or AXA Enterprise Multimanager Funds will also be happy to answer your questions or to provide any additional information that you may require

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102

AXA Enterprise Multimanager Funds

AXA Enterprise Allocation Funds

AXA Enterprise Conservative Allocation Fund
AXA Enterprise Moderate Allocation Fund
AXA Enterprise Moderate-Plus Allocation Fund
AXA Enterprise Aggressive Allocation Fund

(Investment Company Act File No. 811-10507)